MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.




FUND LOGO




Semi-Annual Report

June 30, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.



Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Edward F. Gobora, Vice President
Stephen Yardley, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245



Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863







Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1998


DEAR SHAREHOLDER


During the quarter ended June 30, 1998, Merrill Lynch Short-Term Global Income Fund, Inc. remained overweighted in dollar-bloc bond markets, as counterpart markets continued to trade at lower yields. Meanwhile, the volatile US dollar continued to trend higher versus Southeast Asian currencies while trading lower versus European currencies. Currency hedging helped to reduce volatility on the Fund's net asset values throughout the period, while the higher relative yields in the bond markets enhanced income.

Our fixed-income positions continued to be overweighted in the short-term areas of higher-yielding markets, primarily in the United
States and the United Kingdom, since economic growth in the United States and Europe threatened to keep the Federal Reserve Board more conservative in its monetary policy. We have not entered emerging Asian markets, since depreciating currencies will continue to force interest rates to higher levels before they reach equilibrium. Currency exposures were generally hedged into the US dollar. These positions created a strong income stream while limiting price volatility for the Fund.


Market Review


North America

US bonds remained in a narrow trading range in recent months. The bond market continued to fluctuate between strong domestic data and external factors related to the Asian financial crisis. First calendar quarter of 1998 gross domestic product (GDP) surged to 4.8%, led by an extremely strong housing sector and strong consumer demand. In addition, tight labor markets continued to be a concern, since the employment cost index for the first quarter of 1998 was up 3.3% from the first quarter of 1997 while the unemployment rate in April fell to a 28-year low of 4.3%. Inflation reports were benign, helped by declining commodity and oil prices. With the relatively flat US yield curve, we remained invested in US money markets. We will continue to monitor the US economy for any evidence of reduced growth or an increase in inflation.

In Canada, economic growth appeared to be moderating slightly with first quarter of 1998 GDP falling to 3.7% from 3.9% in the fourth quarter of 1997. The 50-basis point hike in short-term rates to support the weak Canadian dollar, combined with the fallout from the Asian financial crisis, has helped moderate economic growth. Retail sales levels fell to a more sustainable 4%--5% range. Even with inflation numbers at or below the bottom of the 1%--3% target band, the Bank of Canada expressed that it would raise interest rates further if the Canadian dollar experienced additional downward pressure. Once the currency stabilizes, we will look to add to our Canadian exposure.

Europe

As 1998 has progressed, European growth continued relatively unhindered, with real GDP in the European Union bloc approximately 2.5%. However, the engine of growth shifted to include the domestic demand sector, along with the export sector, with final demand negligibly affected by the Asian economic crisis. Consumer confidence continues to rise across Europe, which has been helped regionwide by a decline in unemployment. Economic growth has not adversely impacted the favorable inflation scenario, but a trough in inflation may have been seen. As weak oil prices played a large role in reducing European inflation during 1997, stable-to-higher oil prices may result in a modest inflation increase. Consequently, European bond markets continued to trade firmly thus far in 1998 with European Monetary Union (EMU) convergence trades still trending toward the narrow end of respective trading ranges. We maintained our positions in Italy since we anticipate rates to converge further. Monetary policy in core European markets may rise modestly while short-term rates in the peripheral countries may continue to be reduced as the EMU convergence process continues.

The first round entrants in the European Union were announced in May. As expected, 11 countries will be included. We added positions in Greece since we anticipate a Greek entry in the next round of EMU entrants. Since growth is essential to a unified Europe, the economic recovery that started in the smaller countries, especially the Scandinavian countries, is now flowing into the core countries. In addition, since exchange rates are fixed, short-term interest rates should converge. The convergence should be in the form of peripheral European bond markets converging to the core at approximately 3.5% to 4%. Relatively low nominal interest rates, negligible effects from the Asian crisis, and reduced fiscal constraint should continue the growth engine for European economies.

Pacific Basin

As the Asian currency crisis persisted, both the New Zealand and the Australian currencies remained under pressure. With economic growth in both countries potentially negatively impacted by the deepening recession in Asia, we purchased short-term government bonds in New Zealand at a 100 basis point spread to comparable US Treasury securities, fully hedged to the US dollar. Problems in Indonesia continued, with social unrest forcing the resignation of President Suharto. It appeared that the problems in Indonesia might have stabilized slightly when Vice President Habibie replaced Suharto. However, we remained very cautious of Indonesia and Southeast Asia in general.

In Japan, the yen continued to trade weaker against the US dollar as it ended the period just below the YEN 140 level. The Japanese government finally announced the long-awaited details of its latest fiscal stimulus package of 16 trillion yen spread over two years. The majority of the package focused on public works spending, which the government believes will add approximately 3% to GDP. However, investors were disappointed that no permanent tax cuts were announced. The economic numbers in Japan are still deteriorating with unemployment rising to a post-World War II record high of 4.1%. Japanese government bond yields hit new lows as consumer sentiment deteriorated because of a rising level of bankruptcies and declining employment prospects. These fundamentals should negatively influence the entire region.


In Conclusion
Looking ahead, we expect to maintain our positions in the short end of global yield curves, while hedging currencies back into the US dollar. Overall, the United States and core European economies continue to show strong economic growth with little inflationary pressure while the situation in Japan and Asia continues to deteriorate.

We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook with you again in our next report to shareholders.


Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Alex V. Bouzakis)
Alex V. Bouzakis
Vice President and
Senior Portfolio Manager



(Edward F. Gobora)
Edward F. Gobora
Vice President and
Portfolio Manager



(Stephen Yardley)
Stephen Yardley
Vice President and
Portfolio Manager






August 7, 1998






Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1998


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent
Performance
Results*
                                                                                                               Standardized
                                                            12 Month        3 Month       Since Inception      30-Day Yield
                                                          Total Return    Total Return      Total Return      As of 6/30/98
ML Short-Term Global Income Fund, Inc. Class A Shares         +4.38%         +1.07%            +19.23%             5.24%
ML Short-Term Global Income Fund, Inc. Class B Shares         +3.42          +0.87             +27.40              4.66
ML Short-Term Global Income Fund, Inc. Class C Shares         +3.74          +0.97             +12.17              4.52
ML Short-Term Global Income Fund, Inc. Class D Shares         +3.98          +1.01             +32.96              5.00

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are:Class A and Class C Shares, 10/21/94; and Class B and Class D Shares, 8/03/90.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                         +4.38%         +0.20%
Inception (10/21/94) through 6/30/98       +4.88          +3.73

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/98                         +3.42%         -0.54%
Five Years Ended 6/30/98                   +2.85          +2.85
Inception (8/03/90) through 6/30/98        +3.11          +3.11

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/98                         +3.74%         +2.74%
Inception (10/21/94) through 6/30/98       +3.16          +3.16

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                         +3.98%         -0.18%
Five Years Ended 6/30/98                   +3.40          +2.56
Inception (8/03/90) through 6/30/98        +3.67          +3.13

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1998

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                          Face        Maturity                                        Interest        Value        Percent of
COUNTRIES                Amount         Date                Issue                      Rate++       (Note 1a)      Net Assets
Canada         C$      2,888,000      8/01/99     Government of Canada (1)             6.50 %     $  1,990,376         1.36%
                         500,000      2/01/00     Government of Canada (1)             5.50            341,362         0.23
                       5,400,000     12/29/99     Kingdom of Sweden (1)                8.25          3,804,654         2.61
                       2,350,000     12/29/99     Rabobank Nederland N.V. (2)          7.125         1,631,745         1.12
                       2,065,000     12/29/99     Toronto Dominion Australia (1)       6.25          1,416,570         0.97

                                                  Total Investments in Canada
                                                  (Cost--$9,606,461)                                 9,184,707         6.29

Germany        DM      4,500,000      5/15/00     Bundes Obligations (1)               5.875         2,574,812         1.76
                       4,731,711      7/07/98     Grand Cayman, Time Deposit (2)       3.34          2,621,156         1.80
                       8,440,783      7/10/98     Grand Cayman, Time Deposit (2)       3.35          4,675,816         3.20

                                                  Total Investments in Germany
                                                  (Cost--$9,841,913)                                 9,871,784         6.76

Italy          Lit 4,835,000,000     10/01/98     Buoni Poliennali del Tesoro
                                                  (Italian Government Bonds) (1)       9.00          2,744,278         1.88

                                                  Total Investments in Italy
                                                  (Cost--$2,903,089)                                 2,744,278         1.88

New Zealand    NZ$    15,800,000      7/08/98     New Zealand Treasury Bill (1)        9.23          8,080,145         5.53

                                                  Total Investments in New Zealand
                                                  (Cost--$8,651,191)                                 8,080,145         5.53

United         Pound   2,135,000      8/10/99     Abbey National PLC (2)               6.00          3,491,715         2.39
Kingdom     Sterling   1,300,000      2/25/00     Daimler Benz UK (2)                  7.00          2,139,768         1.47

                                                  Total Investments in the
                                                  United Kingdom
                                                  (Cost--$5,549,954)                                 5,631,483         3.86

United States  US$     6,000,000      7/27/98     BBL of North America (2)             5.56          5,975,907         4.09
                       6,828,000      7/13/98     Commerzbank US Finance Inc. (2)      5.52          6,815,436         4.67
                       6,742,000      7/20/98     Delaware Funding Corp. (2)           5.55          6,722,252         4.60
                       4,000,000      7/01/98     Eureka Securitization Inc. (2)       5.53          4,000,000         2.74
                      10,596,000      7/06/98     Federal Home Loan Mortgage
                                                  Corp. (3)                            5.41         10,588,038         7.25
                       6,337,000      7/10/98     Federal Home Loan Mortgage
                                                  Corp. (3)                            5.46          6,328,350         4.34
                       7,119,000     12/11/98     General Electric Capital
                                                  Corp. (2)                            5.50          7,124,588         4.88
                       3,183,000      7/01/98     General Motors Acceptance
                                                  Corp. (2)                            6.50          3,183,000         2.18
                       6,500,000      7/13/98     International Securitization
                                                  Corp. (2)                            5.53          6,488,018         4.44
                       5,126,000     12/03/98     Landesbank Rhein (2)                 5.25          5,122,089         3.51
                       6,500,000      7/16/98     Mont Blanc Capital Corp. (2)         5.54          6,484,996         4.44
                       7,500,000      7/20/98     Monte Rosa Capital Corp. (2)         5.65          7,477,635         5.12
                       6,660,000      9/30/98     Novartis AG (2)                      4.00          6,628,032         4.54
                       7,000,000      7/10/98     Old Line Funding Corp. (2)           5.54          6,990,305         4.79
                       6,500,000      7/15/98     Park Avenue Receivables
                                                  Corp. (2)                            5.57          6,485,920         4.44
                       6,801,000      7/09/98     Twin Towers Inc. (2)                 5.55          6,792,612         4.67
                       7,000,000      7/07/98     Windmill Funding Corp. (2)           5.55          6,993,525         4.79


                                                  Total Investments in the
                                                  United States
                                                  (Cost--$110,084,740)                             110,200,703        75.49

               Total Investments (Cost--$146,637,348)                                              145,713,100        99.81

               Unrealized Depreciation on Forward Foreign Exchange Contracts++++                       (92,242)       (0.06)

               Other Assets Less Liabilities                                                           363,778         0.25
                                                                                                  ------------       -------
               Net Assets                                                                         $145,984,636       100.00%
                                                                                                  ============       =======


               Corresponding industry groups for securities (percent of net assets):
            (1)Sovereign Government Obligations--14.34%
            (2)Financial Services--73.88%
            (3)Sovereign/Regional Government Obligations--Agency--11.59%
             ++Commercial Paper and certain US Treasury and Foreign Treasury
               Obligations are traded on a discount basis; the interest rates shown represent the yield-to-maturity at the time of purchase by the Fund.
               Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at June 30, 1998.


               See Notes to Financial Statements.



           ++++Forward foreign exchange contracts as of June 30, 1998 are as follows:

                                                                     Unrealized
                                                                    Appreciation
                                                   Expiration      (Depreciation)

               Foreign Currency Sold                  Date           (Note 1d)
               C$                13,923,574        July 1998        $   10,921
               DM                17,573,644        July 1998            18,923
               Pound Sterling     3,442,791        July 1998             6,989
               Lit            5,531,001,399        July 1998             2,119
               NZ$               15,237,387        July 1998          (131,194)
                                                                    ----------
               Total Unrealized Depreciation on
               Forward Foreign Exchange Contracts--Net
               (US$ Commitment--$35,873,338)                        $  (92,242)
                                                                    ==========



Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1998

STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1998
Assets:             Investments, at value (identified cost--$146,637,348) (Note 1a)                        $ 145,713,100
                    Cash                                                                                             325
                    Foreign cash (Note 1c)                                                                       278,592
                    Receivables:
                      Interest                                                            $   1,212,554
                      Capital shares sold                                                        14,579        1,227,133
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1g)                                         161,694
                                                                                                           -------------
                    Total assets                                                                             147,380,844
                                                                                                           -------------

Liabilities:        Unrealized depreciation on forward foreign exchange
                    contracts (Note 1d)                                                                           92,242
                    Payables:
                      Capital shares redeemed                                                   667,441
                      Dividends to shareholders  (Note 1h)                                      179,282
                      Distributor (Note 2)                                                       87,852
                      Investment adviser (Note 2)                                                67,871        1,002,446
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       301,520
                                                                                                           -------------
                    Total liabilities                                                                          1,396,208
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 145,984,636
                                                                                                           =============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         1,000,000,000 shares authorized                                                        $          75
                    Class B Shares of Common Stock, $0.10 par value,
                    1,000,000,000 shares authorized                                                            1,754,953
                    Class C Shares of Common Stock, $0.10 par value,
                    300,000,000 shares authorized                                                                    218
                    Class D Shares of Common Stock, $0.10 par value,
                    300,000,000 shares authorized                                                                147,830
                    Paid-in capital in excess of par                                                         192,618,269
                    Accumulated realized capital losses on investments
                    and foreign currency transactions--net (Note 5)                                          (47,518,972)
                    Unrealized depreciation on investments and foreign
                    currency transactions--net                                                                (1,017,737)
                                                                                                           -------------
                    Net assets                                                                             $ 145,984,636
                                                                                                           =============

Net Asset           Class A--Based on net assets of $5,825 and 752
Value:                       shares outstanding                                                            $        7.75
                                                                                                           =============
                    Class B--Based on net assets of $134,619,017 and 17,549,526
                             shares outstanding                                                            $        7.67
                                                                                                           =============
                    Class C--Based on net assets of $16,503 and 2,183
                             shares outstanding                                                            $        7.56
                                                                                                           =============
                    Class D--Based on net assets of $11,343,291 and 1,478,297
                             shares outstanding                                                            $        7.67
                                                                                                           =============


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1998
Investment Income   Interest and discount earned                                                           $   4,589,227
(Notes 1e & 1f):

Expenses:           Account maintenance and distribution fees--Class B (Note 2)           $     554,535
                    Investment advisory fees (Note 2)                                           439,907
                    Transfer agent fees--Class B (Note 2)                                       158,067
                    Accounting services (Note 2)                                                 47,562
                    Professional fees                                                            32,724
                    Printing and shareholder reports                                             31,962
                    Registration fees (Note 1g)                                                  29,572
                    Directors' fees and expenses                                                 18,667
                    Account maintenance fees--Class D (Note 2)                                   15,016
                    Transfer agent fees--Class D (Note 2)                                        10,239
                    Custodian fees                                                                8,032
                    Account maintenance and distribution fees--Class C (Note 2)                     276
                    Transfer agent fees--Class C (Note 2)                                            71
                    Pricing fees                                                                      8
                    Transfer agent fees--Class A (Note 2)                                             8
                                                                                          -------------
                    Total expenses                                                                             1,346,646
                                                                                                           -------------
                    Investment income--net                                                                     3,242,581
                                                                                                           -------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                             (131)
(Loss) on             Foreign currency transactions--net                                          3,546            3,415
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                          (28,448)
(Notes 1c, 1d,        Foreign currency transactions--net                                       (474,212)        (502,660)
1f & 3):                                                                                  -------------    -------------
                    Net realized and unrealized loss on investments
                    and foreign currency transactions                                                           (499,245)
                                                                                                           -------------
                    Net Increase in Net Assets Resulting from Operations                                   $   2,743,336
                                                                                                           =============



                    See Notes to Financial Statements.



Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1998

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                              June 30,         Dec. 31,
                    Increase (Decrease) in Net Assets:                                          1998             1997
Operations:         Investment income--net                                                $   3,242,581    $   9,800,510
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                                    3,415       (1,367,047)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                     (502,660)      (2,089,986)
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                      2,743,336        6,343,477
                                                                                          -------------    -------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                      (210)            (262)
Shareholders          Class B                                                                (2,967,289)      (8,318,276)
(Note 1h):            Class C                                                                    (1,372)          (9,502)
                      Class D                                                                  (273,710)        (745,677)
                    Return of capital--net:
                      Class A                                                                        --              (21)
                      Class B                                                                        --         (666,283)
                      Class C                                                                        --             (761)
                      Class D                                                                        --          (59,728)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                        (3,242,581)      (9,800,510)
                                                                                          -------------    -------------

Capital Share       Net decrease in net assets derived from capital
Transactions        share transactions                                                      (27,198,855)     (80,385,611)
(Note 4):                                                                                 -------------    -------------


Net Assets:         Total decrease in net assets                                            (27,698,100)     (83,842,644)
                    Beginning of period                                                     173,682,736      257,525,380
                                                                                          -------------    -------------
                    End of period                                                         $ 145,984,636    $ 173,682,736
                                                                                          =============    =============



                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                 Class A
                    The following per share data
                    and ratios have been derived    For the                              For the                For the
                    from information provided in      Six                                Period    For the       Period
                    the financial statements.        Months            For the           Nov. 1,     Year       Oct. 21,
                                                     Ended           Year Ended         1995 to     Ended      1994++ to
                    Increase (Decrease) in          June 30,         December 31,       Dec. 31,   Oct. 31,     Oct. 31,
                    Net Asset Value:                  1998       1997       1996++++    1995++++   1995++++     1994++++
Per Share           Net asset value,
Operating           beginning of period           $    7.76   $    7.89    $    7.91   $    7.93  $    8.11    $    8.11
Performance:                                      ---------   ---------    ---------   ---------  ---------    ---------
                    Investment income--net              .18         .42          .54         .09        .49          .01
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                  (.01)       (.13)        (.06)       (.02)      (.12)          --
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Total from investment
                    operations                          .17         .29          .48         .07        .37          .01
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Less dividends and
                    distributions:
                      Investment income--net           (.18)       (.39)        (.44)       (.09)      (.27)          --
                      Return of capital--net             --        (.03)        (.06)         --       (.28)        (.01)
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Total dividends and
                    distributions                      (.18)       (.42)        (.50)       (.09)      (.55)        (.01)
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Net asset value,
                    end of period                 $    7.75   $    7.76    $    7.89   $    7.91  $    7.93    $    8.11
                                                  =========   =========    =========   =========  =========    =========

Total Investment    Based on net asset value
Return:**           per share                         2.26%+++    3.77%        6.29%        .92%+++   4.62%         .12%+++
                                                  =========   =========    =========   =========  =========    =========

Ratios to Average   Expenses                           .93%*       .76%         .95%       1.02%*      .96%         .97%*
Net Assets:                                       =========   =========    =========   =========  =========    =========
                    Investment income--net            4.77%*      5.39%        6.45%       6.91%*     6.75%        6.28%*
                                                  =========   =========    =========   =========  =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                $       6   $      18    $       3   $      75  $      66    $      59
                                                  =========   =========    =========   =========  =========    =========
                    Portfolio turnover               32.56%     278.81%      349.34%      25.09%    312.13%      259.50%
                                                  =========   =========    =========   =========  =========    =========


                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1998

FINANCIAL HIGHLIGHTS (continued)
                                                                                Class B
                    The following per share data
                    and ratios have been derived    For the
                    from information provided        Six                               For the
                    in the financial statements.    Months            For the          Period
                                                    Ended           Year Ended      Nov. 1, 1995      For the Year
                    Increase (Decrease) in         June 30,         December 31,     to Dec. 31,    Ended October 31,
                    Net Asset Value:                 1998        1997        1996++     1995++     1995++       1994++
Per Share           Net asset value,
Operating           beginning of period           $    7.69   $    7.81    $    7.90   $    7.93  $    8.10    $    8.65
Performance:                                      ---------   ---------    ---------   ---------  ---------    ---------
                    Investment income--net              .15         .35          .44         .08        .47          .50
                    Realized and unrealized loss
                    on investments and foreign
                    currency transactions--net         (.02)       (.12)        (.09)       (.03)      (.15)        (.58)
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Total from investment
                    operations                          .13         .23          .35         .05        .32         (.08)
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Less dividends and
                    distributions:
                      Investment income--net           (.15)       (.32)        (.38)       (.08)      (.24)          --
                      Return of capital--net             --        (.03)        (.06)         --       (.25)        (.47)
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Total dividends and
                    distributions                      (.15)       (.35)        (.44)       (.08)      (.49)        (.47)
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Net asset value,
                    end of period                 $    7.67   $    7.69    $    7.81   $    7.90  $    7.93    $    8.10
                                                  =========   =========    =========   =========  =========    =========

Total Investment    Based on net asset value
Return:**           per share                         1.73%+++    3.08%        4.52%        .66%+++   3.96%       (1.02%)
                                                  =========   =========    =========   =========  =========    =========

Ratios to Average   Expenses                          1.71%*      1.62%        1.74%       1.80%*     1.73%        1.52%
Net Assets:                                       =========   =========    =========   =========  =========    =========
                    Investment income--net            3.98%*      4.59%        5.62%       6.13%*     5.95%        5.68%
                                                  =========   =========    =========   =========  =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                $ 134,619   $ 160,096    $ 239,419   $ 376,049  $ 398,136    $ 750,750
                                                  =========   =========    =========   =========  =========    =========
                    Portfolio turnover               32.56%     287.81%      349.34%      25.09%    312.13%      259.50%
                                                  =========   =========    =========   =========  =========    =========


                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)

FINANCIAL HIGHLIGHTS
                                                                                Class C
                    The following per share data
                    and ratios have been derived    For the                              For the                For the
                    from information provided in      Six                                Period    For the       Period
                    the financial statements.        Months            For the           Nov. 1,     Year       Oct. 21,
                                                     Ended           Year Ended         1995 to     Ended      1994++ to
                    Increase (Decrease) in          June 30,         December 31,       Dec. 31,   Oct. 31,     Oct. 31,
                    Net Asset Value:                  1998       1997       1996++++    1995++++   1995++++     1994++++
Per Share           Net asset value,
Operating           beginning of period           $    7.58   $    7.67    $    7.72   $    7.74  $    8.10    $    8.11
Performance:                                      ---------   ---------    ---------   ---------  ---------    ---------
                    Investment income--net              .15         .35          .38         .08        .35          .01
                    Realized and unrealized loss
                    on investments and foreign
                    currency transactions--net         (.02)       (.09)        (.01)       (.02)      (.28)        (.01)
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Total from investment
                    operations                          .13         .26          .37         .06        .07           --
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Less dividends and
                    distributions:
                      Investment income--net           (.15)       (.32)        (.37)       (.08)      (.21)          --
                      Return of capital--net             --        (.03)        (.05)         --       (.22)        (.01)
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Total dividends and
                    distributions                      (.15)       (.35)        (.42)       (.08)      (.43)        (.01)
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Net asset value,
                    end of period                 $    7.56   $    7.58    $    7.67   $    7.72  $    7.74    $    8.10
                                                  =========   =========    =========   =========  =========    =========

Total Investment    Based on net asset value
Return:**           per share                         1.67%+++    3.42%        4.93%        .78%+++    .89%         .00%+++
                                                  =========   =========    =========   =========  =========    =========

Ratios to Average   Expenses                          1.77%*      1.60%        1.73%       1.83%*     1.83%        2.14%*
Net Assets:                                       =========   =========    =========   =========  =========    =========
                    Investment income--net            3.97%*      4.46%        5.23%       6.09%*     5.99%        5.63%*
                                                  =========   =========    =========   =========  =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                $      17   $     344    $     155   $     103  $     109    $       1
                                                  =========   =========    =========   =========  =========    =========
                    Portfolio turnover               32.56%     287.81%      349.34%      25.09%    312.13%      259.50%
                                                  =========   =========    =========   =========  =========    =========

                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1998

FINANCIAL HIGHLIGHTS (concluded)
                                                                             Class D
                    The following per share data
                    and ratios have been derived    For the                            For the
                    from information provided        Six                               Period
                    in the financial statements.    Months            For the          Nov. 1,
                                                    Ended           Year Ended         1995 to        For the Year
                    Increase (Decrease) in         June 30,         December 31,       Dec. 31,     Ended October 31,
                    Net Asset Value:                 1998        1997        1996++     1995++     1995++       1994++
Per Share           Net asset value,
Operating           beginning of period           $    7.70   $    7.81    $    7.90   $    7.93  $    8.11    $    8.66
Performance:                                      ---------   ---------    ---------   ---------  ---------    ---------
                    Investment income--net              .17         .40          .48         .09        .52          .54
                    Realized and unrealized loss
                    on investments and foreign
                    currency transactions--net         (.03)       (.11)        (.09)       (.03)      (.17)        (.58)
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Total from investment
                    operations                          .14         .29          .39         .06        .35         (.04)
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Less dividends and
                    distributions:
                      Investment income--net           (.17)       (.37)        (.42)       (.09)      (.26)          --
                      Return of capital--net             --        (.03)        (.06)         --       (.27)        (.51)
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Total dividends and
                    distributions                      (.17)       (.40)        (.48)       (.09)      (.53)        (.51)
                                                  ---------   ---------    ---------   ---------  ---------    ---------
                    Net asset value,
                    end of period                 $    7.67   $    7.70    $    7.81   $    7.90  $    7.93    $    8.11
                                                  =========   =========    =========   =========  =========    =========

Total Investment    Based on net asset
Return:**           value per share                   1.87%+++    3.77%        5.09%        .75%+++   4.40%        (.51%)
                                                  =========   =========    =========   =========  =========    =========

Ratios to Average   Expenses                          1.17%*      1.08%        1.20%       1.27%*     1.20%        1.01%
Net Assets:                                       =========   =========    =========   =========  =========    =========
                    Investment income--net            4.51%*      5.13%        6.13%       6.67%*     6.49%        6.19%
                                                  =========   =========    =========   =========  =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                $  11,343   $  13,225    $  17,948   $  24,240  $  26,619    $  48,879
                                                  =========   =========    =========   =========  =========    =========
                    Portfolio turnover               32.56%     287.81%      349.34%      25.09%    312.13%      259.50%
                                                  =========   =========    =========   =========  =========    =========

                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1998


NOTES TO FINANCIAL STATEMENTS (continued)


* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payment are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may by imposed on interest and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the net investment income dividends paid by the Fund for the year ended December 31, 1997 is characterized as a return of capital.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distribution, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $2 billion; 0.525% of average daily net assets in excess of $2 billion but not exceeding $4 billion; 0.50% of average daily net assets in excess of $4 billion but not exceeding $6 billion; 0.475% of average daily net assets in excess of $6 billion but not exceeding $10 billion; 0.45% of average daily net assets in excess of $10 billion but not exceeding $15 billion; and 0.425% of average daily net assets in excess of $15 billion. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the six months ended June 30, 1998, MLAM paid MLAM U.K. a fee of $40,530 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account      Distribution
                                 Maintenance Fee       Fee

Class B                                0.25%          0.50%
Class C                                0.25%          0.55%
Class D                                0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                     MLFD          MLPF&S

Class D                               $3            $32

For the six months ended June 30, 1998, MLPF&S received contingent deferred sales charges of $35,017 relating to transactions in Class B Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, PFD, MLAM U.K., and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $21,378,195 and $12,582,691, respectively.

Net realized gains (losses) for the six months ended June 30, 1998 and net unrealized losses as of June 30, 1998 were as follows:


                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Losses
Investments:
  Long-term                       $       751   $   (310,368)
  Short-term                             (882)      (613,880)
                                  -----------   ------------
Total investments                        (131)      (924,248)
                                  -----------   ------------
Currency transactions:
  Forward foreign exchange
  contracts                           517,308        (92,242)
  Foreign currency
  transactions                       (513,762)        (1,247)
                                  -----------   ------------
Total currency transactions             3,546        (93,489)
                                  -----------   ------------
Total                             $     3,415   $ (1,017,737)
                                  -----------   ------------

As of June 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $924,248, of which $270,198 related to appreciated securities and $1,194,446 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $146,637,348.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $27,198,855 and $80,385,611, for the six months ended June 30, 1998 and for the year ended December 31, 1997 respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                    Dollar
June 30, 1998                         Shares        Amount

Shares sold                               313   $      2,429
Shares issued to shareholders in
reinvestment of dividends                  23            176
                                   ----------   ------------
Total issued                              336          2,605
Shares redeemed                        (1,845)       (14,302)
                                   ----------   ------------
Net decrease                           (1,509)  $    (11,697)
                                   ==========   ============


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


Class A Shares for the
Year Ended                                          Dollar
December 31, 1997                     Shares        Amount

Shares sold                             2,790   $     21,716
Shares issued to shareholders in
reinvestment of dividends and
distributions                              37            259
                                   ----------   ------------
Total issued                            2,827         21,975
Shares redeemed                          (906)        (7,048)
                                   ----------   ------------
Net increase                            1,921   $     14,927
                                   ==========   ============

Class B Shares for the
Six Months Ended                                    Dollar
June 30, 1998                         Shares        Amount

Shares sold                         1,673,375   $ 12,868,905
Shares issued to shareholders in
reinvestment of dividends             181,657      1,395,778
                                   ----------   ------------
Total issued                        1,855,032     14,264,683
Automatic conversion of shares        (42,884)      (329,427)
Shares redeemed                    (5,068,847)   (38,951,033)
                                   ----------   ------------
Net decrease                       (3,256,699)  $(25,015,777)
                                   ==========   ============

Class B Shares for the
Year Ended                                          Dollar
December 31, 1997                     Shares        Amount

Shares sold                         5,543,706   $ 42,750,438
Shares issued to shareholders in
reinvestment of dividends and
distributions                        595,588       4,602,590
                                  -----------   ------------
Total issued                        6,139,294     47,353,028
Automatic conversion of shares       (143,168)    (1,108,763)
Shares redeemed                   (15,839,751)  (122,363,775)
                                  -----------   ------------
Net decrease                       (9,843,625)  $(76,119,510)
                                  ===========   ============

Class C Shares for the
Six Months Ended                                    Dollar
June 30, 1998                         Shares        Amount

Shares sold                           184,222   $  1,397,104
Shares issued to shareholders in
reinvestment of dividends                 113            857
                                   ----------   ------------
Total issued                          184,335      1,397,961
Shares redeemed                      (227,542)    (1,725,439)
                                   ----------   ------------
Net decrease                          (43,207)  $   (327,478)
                                   ==========   ============

Class C Shares for the
Year Ended                                          Dollar
December 31, 1997                     Shares        Amount

Shares sold                           983,199   $  7,428,596
Shares issued to shareholders in
reinvestment of dividends and
distributions                             378          3,167
                                   ----------   ------------
Total issued                          983,577      7,431,763
Shares redeemed                      (958,440)    (7,241,148)
                                   ----------   ------------
Net increase                           25,137   $    190,615
                                   ==========   ============

Class D Shares for the
Six Months Ended                                    Dollar
June 30, 1998                         Shares        Amount

Shares sold                             3,575   $     27,523
Shares issued to shareholders in
reinvestment of dividends              19,619        150,804
Automatic conversion of shares         42,864        329,427
                                   ----------   ------------
Total issued                           66,058        507,754
Shares redeemed                      (305,971)    (2,351,657)
                                   ----------   ------------
Net decrease                         (239,913)  $ (1,843,903)
                                   ==========   ============

Class D Shares for the
Year Ended                                          Dollar
December 31, 1997                     Shares        Amount

Shares sold                            76,707   $    594,693
Shares issued to shareholders in
reinvestment of dividends and
distributions                          60,197        465,309
Automatic conversion of shares        143,133      1,108,763
                                   ----------   ------------
Total issued                          280,037      2,168,765
Shares redeemed                      (858,738)    (6,640,408)
                                   ----------   ------------
Net decrease                         (578,701)  $ (4,471,643)
                                   ==========   ============

5. Capital Loss Carryforward:
At December 31, 1997, the Fund had a capital loss carryforward of approximately $46,971,000, of which $32,232,000 expires in 1999, $10,816,000 expires in 2001, $1,042,000 expires in 2002, $490,000 expires in 2003, $1,015,000 expires in 2004 and $1,376,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.